Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS AND TWELVE MONTHS ENDED MAY 2, 2010 AND MAY 3, 2009
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	May 2,	May 3,	% Over	May 2,	May 3,
	2010	2009	(Under)	2010	2009

Net sales	$57,243	$47,762	19.9%	100.0%	100.0%
Cost of sales	45,843	39,408	16.3%	80.1%	82.5%
Gross profit	11,400	8,354	36.5%	19.9%	17.5%

Selling, general and
administrative expenses	6,090	5,252	16.0%	10.6%	11.0%
Restructuring (credit) expense	(52)	33	N.M.	(0.1)%	0.1%
Income from operations	5,362	3,069	74.7%	9.4%	6.4%

Interest expense	288	620	(53.5)%	0.5%	1.3%
Interest income	(36)	(14)	157.1%	(0.1)%	(0.0)%
Other expense	114	251	(54.6)%	0.2%	0.5%
Income before income taxes	4,996	2,212	125.9%	8.7%	4.6%

Income taxes*	(436)	517	N.M.	(8.7)%	23.4%
Net income	$5,432	$1,695	220.5%	9.5%	3.5%

Net income per share-basic	$0.42	$0.13	223.1%
Net income per share-diluted	$0.41	$0.13	215.4%
Average shares outstanding-basic	12,801	12,653	1.2%
Average shares outstanding-diluted	13,200	12,694	4.0%

	TWELVE MONTHS ENDED

	Amounts			Percent of Sales
	May 2,	May 3,	% Over	May 2,	May 3,
	2010	2009 (1)	(Under)	2010	2009

Net sales	$206,416	$203,938	1.2%	100.0%	100.0%
Cost of sales	167,639	179,286	(6.5)%	81.2%	87.9%
Gross profit	38,777	24,652	57.3%	18.8%	12.1%

Selling, general and
administrative expenses	22,805	19,751	15.5%	11.0%	9.7%
Restructuring (credit) expense	(370)	9,471	N.M.	(0.2)%	4.6%
Income (loss) from operations	16,342	(4,570)	N.M.	7.9%	(2.2)%

Interest expense	1,314	2,359	(44.3)%	0.6%	1.2%
Interest income	(116)	(89)	30.3%	(0.1)%	(0.0)%
Other expense	828	43	N.M.	0.4%	0.0%
Income (loss) before income taxes	14,316	(6,883)	(308.0)%	6.9%	(3.4)%

Income taxes*	1,128	31,959	N.M.	7.9%	N.M.
Net income (loss)	$13,188	$(38,842)	(134.0)%	6.4%	(19.0)%

Net income (loss) per share-basic	$1.04	$(3.07)	(133.9)%
Net income (loss) per share-diluted	$1.01	$(3.07)	(132.9)%
Average shares outstanding-basic	12,709	12,651	0.5%
Average shares outstanding-diluted	13,057	12,651	3.2%

* Percent of sales column for income taxes is calculated as a % of income (loss) before income taxes.

(1)  Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
MAY 2, 2010 AND MAY 3, 2009
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	May 2,	* May 3,	(Decrease)
	2010	2009	Dollars	Percent

Current assets
Cash and cash equivalents	$18,295	$11,797	6,498	55.1%
Short-term investments	3,023	-	3,023	100.0%
Accounts receivable	19,822	18,116	1,706	9.4%
Inventories	26,002	23,978	2,024	8.4%
Deferred income taxes	150	54	96	177.8%
Assets held for sale	123	1,209	(1,086)	(89.8)%
Income taxes receivable	728	210	518	246.7%
Other current assets	1,698	1,264	434	34.3%
Total current assets	69,841	56,628	13,213	23.3%

Property, plant and equipment, net	28,403	24,253	4,150	17.1%
Goodwill	11,462	11,593	(131)	(1.1)%
Deferred income taxes	324	-	324	100.0%
Other assets	2,568	2,820	(252)	(8.9)%

Total assets	$112,598	$95,294	17,304	18.2%

Current liabilities
Current maturities of long-term debt	$196	$4,764	(4,568)	(95.9)%
Current portion of an obligation under capital lease	-	626	(626)	(100.0)%
Accounts payable - trade	22,278	17,030	5,248	30.8%
Accounts payable - capital expenditures	567	923	(356)	(38.6)%
Accrued expenses	9,613	6,504	3,109	47.8%
Accrued restructuring	324	853	(529)	(62.0)%
Income taxes payable - current	224	83	141	169.9%
Total current liabilities	33,202	30,783	2,419	7.9%

Accounts payable - capital expenditures	-	638	(638)	(100.0)%
Income taxes payable - long-term	3,876	3,264	612	18.8%
Deferred income taxes	982	974	8	0.8%
Long-term debt , less current maturities	11,491	11,604	(113)	(1.0)%

Total liabilities	49,551	47,263	2,288	4.8%

Shareholders' equity	63,047	48,031	15,016	31.3%

Total liabilities and
shareholders' equity	$112,598	$95,294	17,304	18.2%

Shares outstanding	13,052	12,768	284	2.2%

* Derived from audited financial statements

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED MAY 2, 2010 AND MAY 3, 2009
Unaudited
(Amounts in Thousands)

	TWELVE MONTHS ENDED

	Amounts
	May 2,	* May 3,
	2010	2009 (2)

Cash flows from operating activities:
Net income (loss)	$13,188	$(38,842)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation	4,010	6,712
Amortization of other assets	548	488
Stock-based compensation	834	425
Excess tax benefit related to stock options exercised	(429)	-
Deferred income taxes	(148)	33,430
(Gain) loss on impairment of equipment	(65)	(32)
Restructuring expenses, net of gain on sale of related assets	(170)	7,960
Foreign currency exchange losses (gains)	688	(88)
Changes in assets and liabilities, net of effects of acquisition of assets:
Accounts receivable	(1,684)	8,924
Inventories	(2,020)	12,850
Other current assets	(418)	28
Other assets	(67)	10
Accounts payable-trade	5,157	(5,278)
Accrued expenses	2,853	(1,667)
Accrued restructuring	(529)	(579)
Income taxes	(171)	(1,504)
Net cash provided by operating activities	21,577	22,837

Cash flows from investing activities:
Capital expenditures	(7,431)	(1,970)
Purchase of short-term investments	(3,023)	-
Net cash paid for acquisition of assets	-	(11,365)
Proceeds from the sale of buildings and equipment	583	4,607
Net cash used in investing activities	(9,871)	(8,728)

Cash flows from financing activities:
Proceeds from the issuance of long-term debt	-	11,000
Payments on vendor-financed capital expenditures	(985)	(1,236)
Payments on a capital lease obligation	(626)	(754)
Payments on long-term debt	(4,789)	(16,055)
Debt issuance costs	(15)	(133)
Proceeds from common stock issued	673	21
Excess tax benefit related to stock options exercised	429	-
Net cash used in financing activities	(5,313)	(7,157)

Effect of exchange rate changes on cash and cash equivalents	105	(69)

Increase in cash and cash equivalents	6,498	6,883

Cash and cash equivalents at beginning of year	11,797	4,914

Cash and cash equivalents at end of year	$18,295	$11,797

Free Cash Flow (1)	$13,652	$23,415

(1) Free Cash Flow reconciliation is as follows:
	FY 2010	FY 2009
Net cash provided by operating activities	$21,577	$22,837
Minus: Capital Expenditures	(7,431)	(1,970)
Add: Proceeds from the sale of buildings and equipment	583	4,607
Minus: Payments on vendor-financed capital expenditures	(985)	(1,236)
Minus: Payments on a capital lease obligation	(626)	(754)
Add: Excess tax benefit related to stock options exercised	429	-
Effects of exchange rate changes on cash and cash equivalents	105	(69)
	$13,652	$23,415

* Derived from audited financial statements.

(2)	Certain prior year amounts have been reclassified to conform to current year presentation to reflect the effects of foreign exchange losses and gains in operating cash flows and cash and cash equivalents held as of May 3, 2009. Reclassifications are not material to total net cash provided by operating activities, total net cash used in investing activities, and total net cash used in financing activities.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED MAY 2, 2010 AND MAY 3, 2009

(Amounts in thousands)

	THREE MONTHS ENDED (UNAUDITED)

	Amounts					Percent of Total Sales
	May 2,		May 3,		% Over	May 2,	May 3,
Net Sales by Segment	2010		2009		(Under)	2010	2009

Mattress Fabrics	$33,418		26,588		25.7%	58.4%	55.7%
Upholstery Fabrics	23,825		21,174		12.5%	41.6%	44.3%

Net Sales	$57,243		47,762		19.9%	100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$7,407		5,392		37.4%	22.2%	20.3%
Upholstery Fabrics	4,008		2,977		34.6%	16.8%	14.1%
Subtotal	11,415		8,369		36.4%	19.9%	17.5%

Restructuring related charges	(15)	(1)	(15)	(1)	0.0%	(0.0)%	(0.0)%

Gross Profit	$11,400		8,354		36.5%	19.9%	17.5%

Selling, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$2,482		1,848		34.3%	7.4%	7.0%
Upholstery Fabrics	2,385		2,310		3.2%	10.0%	10.9%
Unallocated Corporate	1,223		1,094		11.8%	2.1%	2.3%
Selling, General and Administrative expenses	6,090		5,252		16.0%	10.6%	11.0%

Operating Income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$4,925		3,545		38.9%	14.7%	13.3%
Upholstery Fabrics	1,623		666		143.7%	6.8%	3.1%
Unallocated Corporate	(1,223)		(1,094)		11.8%	(2.1)%	(2.3)%
Subtotal	5,325		3,117		70.8%	9.3%	6.5%

Restructuring credit (expense) and restructuring related charges	37	(1)	(48)	(1)	N.M.	0.1%	(0.1)%

Operating income	$5,362		3,069		74.7%	9.4%	6.4%

Depreciation by Segment

Mattress Fabrics	$838		925		(9.4)%
Upholstery Fabrics	130		32		306.3%
Total Depreciation	968		957		1.1%

Notes:

(1)  See page 6 for detailed explanations of restructuring credit (expense) and restructuring related charges.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE TWELVE MONTHS ENDED MAY 2, 2010 AND MAY 3, 2009

(Amounts in thousands)

	TWELVE MONTHS ENDED (UNAUDITED)

	Amounts					Percent of Total Sales
	May 2,		May 3,		% Over	May 2,	May 3,
Net Sales by Segment	2010		2009		(Under)	2010	2009

Mattress Fabrics	$114,848		115,396		(0.5)%	55.6%	56.6%
Upholstery Fabrics	91,568		88,542		3.4%	44.4%	43.4%

Net Sales	$206,416		203,938		1.2%	100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$23,652		20,996		12.7%	20.6%	18.2%
Upholstery Fabrics	15,183		7,253		109.3%	16.6%	8.2%
Subtotal	38,835		28,249		37.5%	18.8%	13.9%

Restructuring related charges	(58)	(1)	(3,597)	(1)	N.M.	(0.0)%	(1.8)%

Gross Profit	$38,777		24,652		57.3%	18.8%	12.1%

Selling, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$8,178		7,749		5.5%	7.1%	6.7%
Upholstery Fabrics	9,227		8,756		5.4%	10.1%	9.9%
Unallocated Corporate	5,400		3,225		67.4%	2.6%	1.6%
Subtotal	22,805		19,730		15.6%	11.0%	9.7%

Restructuring related charges	-	(1)	21	(1)	N.M.	0.0%	0.0%

Selling, General and Administrative expenses	$22,805		19,751		15.5%	11.0%	9.7%

Operating Income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$15,474		13,247		16.8%	13.5%	11.5%
Upholstery Fabrics	5,956		(1,503)		N.M.	6.5%	(1.7)%
Unallocated Corporate	(5,400)		(3,225)		67.4%	(2.6)%	(1.6)%
Subtotal	16,030		8,519		88.2%	7.8%	4.2%

Restructuring credit (expense) and restructuring related charges	312	(1)	(13,089)	(1)	N.M.	0.2%	(6.4)%

Operating income (loss)	$16,342		(4,570)		N.M.	7.9%	(2.2)%

Depreciation by Segment

Mattress Fabrics	$3,458		3,542		(2.4)%
Upholstery Fabrics	552		1,080		(48.9)%
Subtotal	4,010		4,622		(13.2)%
Accelerated Depreciation	-		2,090		(100.0)%
Total Depreciation	4,010		6,712		(40.3)%

Notes:

(1)  See page 7 for detailed explanations of restructuring credit (expense) and restructuring related charges.

CULP, INC. FINANCIAL INFORMATION RELEASE
ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MAY 2, 2010 AND MAY 3, 2009
(Unaudited)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	As Reported					May 2, 2010		As Reported					May 3, 2009		Adjusted
	May 2,	% of		% of		Adjusted	% of	May 3,	% of		% of		Adjusted	% of	% Over
	2010	Sales	Adjustments	Sales		Results	Sales	2009	Sales	Adjustments	Sales		Results	Sales	(Under)

Net sales	$57,243	100.0%	-			57,243	100.0%	47,762	100.0%	-			47,762	100.0%	19.9%
Cost of sales	45,843	80.1%	(15)	0.0%	(1)	45,828	80.1%	39,408	82.5%	(15)	0.0%	(2)	39,393	82.5%	16.3%
Gross Profit	11,400	19.9%	(15)	0.0%		11,415	19.9%	8,354	17.5%	(15)	0.0%		8,369	17.5%	36.4%

Selling, general and administrative expenses	6,090	10.6%	-	0.0%		6,090	10.6%	5,252	11.0%	-	0.0%		5,252	11.0%	16.0%
Restructuring (credit) expense	(52)	-0.1%	52	0.1%	(1)	-	0.0%	33	0.1%	(33)	-0.1%	(2)	-	0.0%	0.0%
Income from operations	5,362	9.4%	37	0.1%		5,325	9.3%	3,069	6.4%	(48)	-0.1%		3,117	6.5%	70.8%

Interest expense	288	0.5%	-	0.0%		288	0.5%	620	1.3%	-	0.0%		620	1.3%	-53.5%
Interest income	(36)	-0.1%	-	0.0%		(36)	-0.1%	(14)	0.0%	-	0.0%		(14)	0.0%	157.1%
Other expense	114	0.2%	-	0.0%		114	0.2%	251	0.5%	-	0.0%		251	0.5%	-54.6%
Income before income taxes	4,996	8.7%	37	0.1%	(3)	4,959	8.7%	2,212	4.6%	(48)	-0.1%	(4)	2,260	4.7%	119.4%

Notes:

(1)	The $15 restructuring related charge represents other operating costs associated with closed plant facilities. The $52 restructuring credit represents a credit of $43 for sales proceeds received on equipment with no carrying value, a credit of $16 for employee termination benefits, offset by a charge of $7 for lease termination and other exit costs.

(2)	The $15 restructuring related charge represents $57 for other operating costs associated with closed plant facilities and a credit of $42 for inventory markdowns. The $33 restructuring charge represents $43 for lease termination and other exit costs and a credit of $10 for employee termination benefits.

(3)	The $37 represents a cash credit.

(4)	Of this total charge, $90 and $42 represent a cash charge and a non-cash credit, respectively.

CULP, INC. FINANCIAL INFORMATION RELEASE
ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED MAY 2, 2010 AND MAY 3, 2009
(Unaudited)
(Amounts in Thousands, Except for Per Share Data)

	TWELVE MONTHS ENDED

	As Reported					May 2, 2010		As Reported					May 3, 2009		Adjusted
	May 2,	% of		% of		Adjusted	% of	May 3,	% of		% of		Adjusted	% of	% Over
	2010	Sales	Adjustments	Sales		Results	Sales	2009	Sales	Adjustments	Sales		Results	Sales	(Under)

Net sales	$206,416	100.0%	-			206,416	100.0%	203,938	100.0%	-			203,938	100.0%	1.2%
Cost of sales	167,639	81.2%	(58)	0.0%	(1)	167,581	81.2%	179,286	87.9%	(3,597)	-1.8%	(2)	175,689	86.1%	-4.6%
Gross profit	38,777	18.8%	(58)	0.0%		38,835	18.8%	24,652	12.1%	(3,597)	-1.8%		28,249	13.9%	37.5%

Selling, general and administrative expenses	22,805	11.0%	-	0.0%		22,805	11.0%	19,751	9.7%	(21)	0.0%	(2)	19,730	9.7%	15.6%
Restructuring (credit) expense	(370)	-0.2%	370	0.2%	(1)	-	0.0%	9,471	4.6%	(9,471)	-4.6%	(3)	-	0.0%	0.0%
Income (loss) from operations	16,342	7.9%	312	0.2%		16,030	7.8%	(4,570)	-2.2%	(13,089)	-6.4%		8,519	4.2%	88.2%

Interest expense	1,314	0.6%	-	0.0%		1,314	0.6%	2,359	1.2%	-	0.0%		2,359	1.2%	-44.3%
Interest income	(116)	-0.1%	-	0.0%		(116)	-0.1%	(89)	0.0%	-	0.0%		(89)	0.0%	30.3%
Other expense	828	0.4%	-	0.0%		828	0.4%	43	0.0%	-	0.0%		43	0.0%	N.M.
Income (loss) before income taxes	14,316	6.9%	312	0.2%	(4)	14,004	6.8%	(6,883)	-3.4%	(13,089)	-6.4%	(5)	6,206	3.0%	125.7%

Notes:

(1)	The $58 restructuring related charge represents $108 for other operating costs asscoiated with closed plant facilities, offset by a credit of $50 for inventory markdowns. The $370 restructuring credit represents $186 for employee termination benefits, $170 for sales proceeds received on equipment with no carrying value, and $14 for lease termination and other exit costs.

(2)	The $3.6 million restructuring related charge represents $3.5 million for inventory markdowns and $119 for other operating costs associated with closed plant facilities. The $21 restructuring related charge represents other operating costs associated with closed plant facilities.

(3)	The $9.5 million restructuring charge represents $8.0 million for write-downs of equipment and buildings, $786 for employee termination benefits, and $728 for lease termination and other exit costs.

(4)	Of this total credit, $262 and $50 represent cash and non-cash credits, respectively.

(5)	Of this total charge, $1.6 million and $11.5 million represent cash and non-cash charges, respectively.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED MAY 2, 2010
(UNAUDITED)

	Operating
	Income
	Twelve Months Ended May 2, 2010	Average Capital Employed	Return on Avg. Capital Employed
	(1)	(3)	(2)

Mattress Fabrics	$15,474	$47,339	32.7%
Upholstery Fabrics	5,956	10,587	56.3%
(less: Unallocated Corporate)	(5,400)	(5,606)	N/A
Total	$16,030	$52,320	30.6%

Average Capital Employed	As of May 2, 2010				As of January 31, 2010				As of November 1, 2009
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	61,922	25,420	25,256	112,598	58,609	25,928	21,971	106,508	56,686	19,598	22,496	98,780
Total liabilities	(14,720)	(13,559)	(21,272)	(49,551)	(10,066)	(13,527)	(25,991)	(49,584)	(10,625)	(10,461)	(24,416)	(45,502)

Subtotal	$47,202	$11,861	$3,984	$63,047	$48,543	$12,401	$(4,020)	$56,924	$46,061	$9,137	$(1,920)	$53,278
Less:
Cash and cash equivalents	-		(18,295)	$(18,295)	-		(19,015)	$(19,015)	-	-	(19,575)	(19,575)
Short-term investments	-	$-	(3,023)	(3,023)
Current maturities of long-term debt	-		196	196	-		4,880	4,880	-	-	4,863	4,863
Long-term debt, less current maturities			11,491	11,491			11,529	11,529		-	11,568	11,568

Total Capital Employed	$47,202	$11,861	$(5,647)	$53,416	$48,543	$12,401	$(6,626)	$54,318	$46,061	$9,137	$(5,064)	$50,134

	As of August 2, 2009				As of May 3, 2009
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	57,772	16,128	18,511	92,411	58,626	22,078	14,590	95,294
Total liabilities	(10,138)	(7,670)	(24,427)	(42,235)	(11,372)	(10,999)	(24,892)	(47,263)

Subtotal	$47,634	$8,458	$(5,916)	$50,176	$47,254	$11,079	$(10,302)	$48,031
Less:
Cash and cash equivalents	-		(15,481)	$(15,481)	-		(11,797)	$(11,797)
Current maturities of long-term debt	-		4,817	4,817	-		4,764	4,764
Long-term debt, less current maturities			11,618	11,618			11,604	11,604

Total Capital Employed	$47,634	$8,458	$(4,962)	$51,130	$47,254	$11,079	$(5,731)	$52,602

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$47,339	$10,587	$(5,606)	$52,320

Notes:

(1)	Operating income excludes restructuring and related charges--see reconciliation per page 5 of this financial information release.

(2)	Return on average capital employed represents operating income for the year ended May 2, 2010 divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities and shareholders' equity.

(3)	Average capital employed is computed using the five periods ending May 3, 2009, August 2, 2009, November 1, 2009, January 31, 2010, and May 2, 2010.